SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 21, 2003

                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Virginia                     0-12820                      54-1284688
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

  628 Main Street, Danville, Virginia                               24541
(Address of principal executive offices)                          (Zip Code)

                                 (434) 792-5111
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12)

The purpose of this Current Report on Form 8-K is to file the Registrant's "Quarterly Financial Update" for the second quarter of 2003.

Exhibits

99.1  News Release and supporting schedules

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMERICAN NATIONAL BANKSHARES INC.
                                                          (Registrant)

Date - July 21, 2003                           By: /s/ Brad E. Schwartz
                                                   -----------------------------
                                                   Senior Vice President and
                                                   Secretary-Treasurer
                                                   (Chief Financial Officer)